January 25, 2021                                        Exhibit 99.1

Park National Corporation reports 2020 financial results
Loan activity generated income growth and supported community outreach

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2020 (three and twelve months ended December 31, 2020). The board of directors increased Park’s quarterly cash dividend, declaring it as $1.03 per common share. The board also declared a special cash dividend of $0.20 per common share, payable on March 10, 2021 to common shareholders of record as of February 19, 2021.

Park’s net income for the fourth quarter of 2020 was $45.2 million, an 88.8 percent increase from $23.9 million for the fourth quarter of 2019. Fourth quarter 2020 net income per diluted common share was $2.75, compared to $1.45 in the fourth quarter of 2019. Park's net income for the full year of 2020 was $127.9 million, a 24.6 percent increase from $102.7 million for the full year of 2019. Net income per diluted common share was $7.80 for 2020, compared to $6.29 for 2019.

“Our lending services throughout the year were a main driver in our overall performance. Our bankers mobilized to serve in new ways, delivering prompt advice and service to families and businesses who were struggling due to the pandemic or rushing to take advantage of opportunities,” said Park President Matthew Miller. “We’re proud of our lending teams’ outstanding response to the surge of home loan activity and demand for U.S. PPP loans; and we’re deeply grateful to all our associates who showed extraordinary dedication to caring for customers and each other every day in 2020.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $34.2 million for the fourth quarter of 2020, a 28.6 percent increase compared to $26.6 million for the same period of 2019. The bank reported net income of $123.7 million for the full year of 2020, compared to $113.6 million for the full year of 2019.

“Park National bankers’ reliability and flexibility were never more important than in 2020,” Park Chairman and Chief Executive Officer David Trautman said. “In a year filled with odd and often uncomfortable circumstances, we grew relationships with our customers and communities by responding to their needs in consistent, compassionate, and creative ways.”

In 2020, Park National Corporation:

•Donated $4 million dollars to local organizations like shelters, theaters, support agencies, youth teams, and clubs.
•Helped over 8,000 families purchase a new home or refinance their current one to put themselves in a better financial situation.
•Helped small businesses maintain their workforces with the preservation of over 65,000 jobs through the Paycheck Protection Program.
•Rapidly approved vehicle loans for 42,518 families who needed more space or more recreational time with the family.

•Guided local business owners in sustaining their retirement plans that support over 24,000 employees – including many individuals saving for the first time in 2020.
•Offered video chat sessions for senior citizens on topics like fraud awareness, online banking, and ways to stay socially connected from home.
•Donated $600,000 to school programs, supporting educators whose response during these challenging times was an inspiration.
•Paid over $3 million to bank employees regardless if they could be at work, and offered bonus pay to Park’s frontline employees.

Headquartered in Newark, Ohio, Park National Corporation has $9.3 billion in total assets (as of December 31, 2020). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Complete financial tables are listed below.

Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the development, availability and effectiveness of vaccines, and the implementation of fiscal stimulus packages;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss ("CECL") accounting standard issued by the FASB in June 2016 and in accordance with the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the adoption of which can be deferred by Park until the earlier of: (1) the first day of the fiscal year that begins after the date on which the national emergency concerning the COVID-19 outbreak terminates; or (2) January 1, 2022, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, when adopted by Park, which may prove unreliable, inaccurate or not predictive of actual results;
•significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners);
•uncertainty regarding the impact of changes to the U.S. presidential administration and Congress on the regulatory landscape, capital markets, and the response to and management of the COVID-19 pandemic;
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2020, September 30, 2020, and December 31, 2019

	2020	2020	2019	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '20	4Q '19
INCOME STATEMENT:
Net interest income	$86,321	$83,840	$77,009	3.0%	12.1%
(Recovery of) provision for loan losses	(19,159)	13,836	(213)	N.M	N.M
Other income	35,656	36,558	24,224	(2.5)%	47.2%
Other expense	85,661	69,859	71,231	22.6%	20.3%
Income before income taxes	$55,475	$36,703	$30,215	51.1%	83.6%
Income taxes	10,275	5,857	6,279	75.4%	63.6%
Net income	$45,200	$30,846	$23,936	46.5%	88.8%

MARKET DATA:
Earnings per common share - basic (a)	$2.77	$1.89	$1.46	46.6%	89.7%
Earnings per common share - diluted (a)	2.75	1.88	1.45	46.3%	89.7%
Cash dividends declared per common share	1.02	1.02	1.01	—%	1.0%
Book value per common share at period end	63.76	62.39	59.28	2.2%	7.6%
Market price per common share at period end	105.01	81.96	102.38	28.1%	2.6%
Market capitalization at period end	1,713,154	1,336,011	1,673,549	28.2%	2.4%

Weighted average common shares - basic (b)	16,310,551	16,300,720	16,342,485	0.1%	(0.2)%
Weighted average common shares - diluted (b)	16,434,812	16,393,792	16,454,553	0.3%	(0.1)%
Common shares outstanding at period end	16,314,197	16,300,763	16,346,442	0.1%	(0.2)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.93%	1.28%	1.09%	50.8%	77.1%
Return on average shareholders' equity (a)(b)	17.37%	12.03%	9.83%	44.4%	76.7%
Yield on loans	4.69%	4.54%	5.11%	3.3%	(8.2)%
Yield on investment securities	2.80%	2.35%	2.72%	19.1%	2.9%
Yield on money market instruments	0.11%	0.11%	1.86%	—%	(94.1)%
Yield on interest earning assets	4.33%	4.12%	4.64%	5.1%	(6.7)%
Cost of interest bearing deposits	0.19%	0.26%	0.95%	(26.9)%	(80.0)%
Cost of borrowings	2.01%	1.63%	2.18%	23.3%	(7.8)%
Cost of paying interest bearing liabilities	0.40%	0.39%	1.04%	2.6%	(61.5)%
Net interest margin (g)	4.07%	3.85%	3.90%	5.7%	4.4%
Efficiency ratio (g)	69.82%	57.69%	69.86%	21.0%	(0.1)%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$53.41	$52.00	$48.81	2.7%	9.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2020, September 30, 2020, and December 31, 2019

				Percent change vs.
(in thousands, except ratios)	December 31, 2020	September 30, 2020	December 31, 2019	3Q '20	4Q '19
BALANCE SHEET:
Investment securities	$1,124,806	$1,097,598	$1,279,507	2.5%	(12.1)%
Loans	7,177,785	7,278,546	6,501,404	(1.4)%	10.4%
Allowance for loan losses	85,675	87,038	56,679	(1.6)%	51.2%
Goodwill and other intangible assets	168,855	169,380	171,118	(0.3)%	(1.3)%
Other real estate owned (OREO)	1,431	836	4,029	71.2%	(64.5)%
Total assets	9,279,021	9,240,006	8,558,377	0.4%	8.4%
Total deposits	7,572,358	7,475,829	7,052,612	1.3%	7.4%
Borrowings	562,504	643,103	438,157	(12.5)%	28.4%
Total shareholders' equity	1,040,256	1,016,996	969,014	2.3%	7.4%
Tangible equity (d)	871,401	847,616	797,896	2.8%	9.2%
Total nonperforming loans	139,614	148,442	113,953	(5.9)%	22.5%
Total nonperforming assets	144,209	152,670	121,581	(5.5)%	18.6%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	77.35%	78.77%	75.97%	(1.8)%	1.8%
Total nonperforming loans as a % of period end loans	1.95%	2.04%	1.75%	(4.4)%	11.4%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	2.01%	2.10%	1.87%	(4.3)%	7.5%
Allowance for loan losses as a % of period end loans	1.19%	1.20%	0.87%	(0.8)%	36.8%
Net loan (recoveries) charge-offs	$(17,796)	$274	$(1,039)	N.M	N.M
Annualized net loan (recoveries) charge-offs as a % of average loans (b)	(0.98)%	0.02%	(0.06)%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.21%	11.01%	11.32%	1.8%	(1.0)%
Tangible equity (d) / Tangible assets (f)	9.57%	9.34%	9.51%	2.5%	0.6%
Average shareholders' equity / Average assets (b)	11.11%	10.67%	11.12%	4.1%	(0.1)%
Average shareholders' equity / Average loans (b)	14.29%	14.08%	15.03%	1.5%	(4.9)%
Average loans / Average deposits (b)	95.80%	92.02%	89.36%	4.1%	7.2%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2020 and December 31, 2019

(in thousands, except share and per share data and ratios)	2020	2019	Percent change vs '19
INCOME STATEMENT:
Net interest income	$327,630	$297,737	10.0%
Provision for loan losses	12,054	6,171	95.3%
Other income	125,664	97,193	29.3%
Other expense	286,595	263,988	8.6%
Income before income taxes	$154,645	$124,771	23.9%
Income taxes	26,722	22,071	21.1%
Net income	$127,923	$102,700	24.6%

MARKET DATA:
Earnings per common share - basic (a)	$7.85	$6.33	24.0%
Earnings per common share - diluted (a)	7.80	6.29	24.0%
Cash dividends declared per common share	4.28	4.24	0.9%

Weighted average common shares - basic (b)	16,302,825	16,234,342	0.4%
Weighted average common shares - diluted (b)	16,407,502	16,329,456	0.5%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.38%	1.21%	14.0%
Return on average shareholders' equity (a)(b)	12.68%	11.14%	13.8%
Yield on loans	4.71%	5.19%	(9.2)%
Yield on investment securities	2.66%	2.76%	(3.6)%
Yield on money market instruments	0.26%	2.33%	(88.8)%
Yield on interest earning assets	4.28%	4.70%	(8.9)%
Cost of interest bearing deposits	0.41%	1.01%	(59.4)%
Cost of borrowings	1.77%	2.14%	(17.3)%
Cost of paying interest bearing liabilities	0.52%	1.12%	(53.6)%
Net interest margin (g)	3.93%	3.89%	1.0%
Efficiency ratio (g)	62.83%	66.35%	(5.3)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$(16,942)	$1,004	N.M.
Net loan charge-offs as a % of average loans (b)	(0.24)%	0.02%	N.M.

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (b)	10.92%	10.88%	0.4%
Average shareholders' equity / Average loans (b)	14.44%	14.85%	(2.8)%
Average loans / Average deposits (b)	91.58%	89.91%	1.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2020	2019	2020	2019

Interest income:
Interest and fees on loans	$85,268	$82,698	$328,727	$321,385
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	4,420	5,973	19,818	26,213
Obligations of states and political subdivisions - tax-exempt	2,040	2,205	8,436	8,955
Other interest income	72	953	739	3,947
Total interest income	91,800	91,829	357,720	360,500

Interest expense:
Interest on deposits:
Demand and savings deposits	490	7,795	9,142	33,348
Time deposits	1,893	4,666	12,186	17,494
Interest on borrowings	3,096	2,359	8,762	11,921
Total interest expense	5,479	14,820	30,090	62,763

Net interest income	86,321	77,009	327,630	297,737

(Recovery of) provision for loan losses	(19,159)	(213)	12,054	6,171

Net interest income after (recovery of) provision for loan losses	105,480	77,222	315,576	291,566

Other income	35,656	24,224	125,664	97,193

Other expense	85,661	71,231	286,595	263,988

Income before income taxes	55,475	30,215	154,645	124,771

Income taxes	10,275	6,279	26,722	22,071

Net income	$45,200	$23,936	$127,923	$102,700

Per common share:
Net income - basic	$2.77	$1.46	$7.85	$6.33
Net income - diluted	$2.75	$1.45	$7.80	$6.29

Weighted average shares - basic	16,310,551	16,342,485	16,302,825	16,234,342
Weighted average shares - diluted	16,434,812	16,454,553	16,407,502	16,329,456

Cash dividends declared	$1.02	$1.01	$4.28	$4.24

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2020	December 31, 2019

Assets

Cash and due from banks	$155,596	$135,567
Money market instruments	214,878	24,389
Investment securities	1,124,806	1,279,507
Loans	7,177,785	6,501,404
Allowance for loan losses	(85,675)	(56,679)
Loans, net	7,092,110	6,444,725
Bank premises and equipment, net	88,660	73,322
Goodwill and other intangible assets	168,855	171,118
Other real estate owned	1,431	4,029
Other assets	432,685	425,720
Total assets	$9,279,021	$8,558,377

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,727,100	$1,959,935
Interest bearing	4,845,258	5,092,677
Total deposits	7,572,358	7,052,612
Borrowings	562,504	438,157
Other liabilities	103,903	98,594
Total liabilities	$8,238,765	$7,589,363

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2020 and December 31, 2019)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,163 shares issued at December 31, 2020 and 17,623,199 shares issued at December 31, 2019)	460,687	459,389
Accumulated other comprehensive income (loss), net of taxes	5,571	(9,589)
Retained earnings	704,764	646,847
Treasury shares (1,308,966 shares at December 31, 2020 and 1,276,757 shares at December 31, 2019)	(130,766)	(127,633)
Total shareholders' equity	$1,040,256	$969,014
Total liabilities and shareholders' equity	$9,279,021	$8,558,377

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	Dec 31		Dec 31
(in thousands)	2020	2019	2020	2019

Assets

Cash and due from banks	$120,599	$129,105	$127,214	$130,372
Money market instruments	263,212	203,259	280,952	169,703
Investment securities	1,066,145	1,300,927	1,214,551	1,360,540
Loans	7,245,273	6,431,374	6,990,458	6,208,496
Allowance for loan losses	(89,920)	(56,904)	(71,221)	(54,516)
Loans, net	7,155,353	6,374,470	6,919,237	6,153,980
Bank premises and equipment, net	86,717	73,487	81,357	69,710
Goodwill and other intangible assets	169,199	173,065	170,031	158,194
Other real estate owned	856	3,871	2,174	4,066
Other assets	454,418	430,513	446,117	427,464
Total assets	$9,316,499	$8,688,697	$9,241,633	$8,474,029

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,657,881	$1,980,898	$2,394,717	$1,875,628
Interest bearing	4,904,995	5,216,050	5,238,147	5,029,854
Total deposits	7,562,876	7,196,948	7,632,864	6,905,482
Borrowings	611,890	429,979	494,532	556,564
Other liabilities	106,240	95,222	105,135	89,809
Total liabilities	$8,281,006	$7,722,149	$8,232,531	$7,551,855

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	458,521	458,264	458,096	432,795
Accumulated other comprehensive income (loss), net of taxes	12,594	(11,694)	9,688	(30,160)
Retained earnings	695,509	648,007	673,273	633,389
Treasury shares	(131,131)	(128,029)	(131,955)	(113,850)
Total shareholders' equity	$1,035,493	$966,548	$1,009,102	$922,174
Total liabilities and shareholders' equity	$9,316,499	$8,688,697	$9,241,633	$8,474,029

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2020	2020	2020	2020	2019
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$85,268	$82,617	$80,155	$80,687	$82,698
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	4,420	4,841	5,026	5,531	5,973
Obligations of states and political subdivisions - tax-exempt	2,040	2,045	2,151	2,200	2,205
Other interest income	72	63	113	491	953
Total interest income	91,800	89,566	87,445	88,909	91,829

Interest expense:
Interest on deposits:
Demand and savings deposits	490	803	1,507	6,342	7,795
Time deposits	1,893	2,662	3,346	4,285	4,666
Interest on borrowings	3,096	2,261	1,406	1,999	2,359
Total interest expense	5,479	5,726	6,259	12,626	14,820

Net interest income	86,321	83,840	81,186	76,283	77,009

(Recovery of) provision for loan losses	(19,159)	13,836	12,224	5,153	(213)

Net interest income after (recovery of) provision for loan losses	105,480	70,004	68,962	71,130	77,222

Other income	35,656	36,558	30,964	22,486	24,224

Other expense	85,661	69,859	64,799	66,276	71,231

Income before income taxes	55,475	36,703	35,127	27,340	30,215

Income taxes	10,275	5,857	5,622	4,968	6,279

Net income	$45,200	$30,846	$29,505	$22,372	$23,936

Per common share:
Net income - basic	$2.77	$1.89	$1.81	$1.37	$1.46
Net income - diluted	$2.75	$1.88	$1.80	$1.36	$1.45

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2020	2020	2020	2020	2019
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$7,632	$7,335	$6,793	$7,113	$7,268
Service charges on deposit accounts	2,123	2,118	1,676	2,528	2,757
Other service income	12,040	13,047	8,758	3,766	4,382
Debit card fee income	5,787	5,853	5,560	4,960	5,341
Bank owned life insurance income	1,170	1,192	1,179	1,248	1,158
ATM fees	432	491	438	412	446
(Loss) gain on the sale of OREO, net	(7)	569	841	(196)	2
Net (loss) gain on the sale of investment securities	—	(27)	3,313	—	—
Gain (loss) on equity securities, net	2,931	1,201	(977)	(973)	(191)
Other components of net periodic benefit income	1,988	1,988	1,988	1,988	1,183
Miscellaneous	1,560	2,791	1,395	1,640	1,878
Total other income	$35,656	$36,558	$30,964	$22,486	$24,224

Other expense:
Salaries	$37,280	$31,632	$30,699	$28,429	$30,903
Employee benefits	7,316	10,676	9,080	10,043	8,973
Occupancy expense	3,231	3,835	3,256	3,480	3,355
Furniture and equipment expense	4,949	4,687	4,850	4,319	4,319
Data processing fees	3,315	3,275	2,577	2,492	2,777
Professional fees and services	9,359	7,977	6,901	7,066	10,503
Marketing	1,752	1,454	1,136	1,486	1,468
Insurance	1,855	1,541	1,477	1,550	317
Communication	1,097	958	874	1,155	1,256
State tax expense	605	1,125	1,116	1,145	1,024
Amortization of intangible assets	525	525	607	606	623
FHLB prepayment penalty	8,736	—	—	1,793	492
Foundation contributions	3,000	—	—	—	1,500
Miscellaneous	2,641	2,174	2,226	2,712	3,721
Total other expense	$85,661	$69,859	$64,799	$66,276	$71,231

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2020	2019	2018	2017	2016

Allowance for loan losses:
Allowance for loan losses, beginning of period	$56,679	$51,512	$49,988	$50,624	$56,494
Charge-offs	10,304	11,177	13,552	19,403	20,799
Recoveries	27,246	10,173	7,131	10,210	20,030
Net (recoveries) charge-offs	(16,942)	1,004	6,421	9,193	769
Provision for (recovery of) loan losses	12,054	6,171	7,945	8,557	(5,101)
Allowance for loan losses, end of period	$85,675	$56,679	$51,512	$49,988	$50,624

General reserve trends:
Allowance for loan losses, end of period	$85,675	$56,679	$51,512	$49,988	$50,624
Allowance on purchased credit impaired ("PCI") loans	167	268	—	—	—
Allowance on purchased loans	678	—	—	—	—
Specific reserves	5,434	5,230	2,273	684	548
General reserves on originated loans	$79,396	$51,181	$49,239	$49,304	$50,076

Total loans	$7,177,785	$6,501,404	$5,692,132	$5,372,483	$5,271,857
PCI loans	11,153	14,331	3,943	—	—
Purchased loans	360,056	548,436	225,029	—	—
Impaired commercial loans	108,407	77,459	48,135	56,545	70,415
Originated loans excluding impaired commercial loans	$6,698,169	$5,861,178	$5,415,025	$5,315,938	$5,201,442

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	(0.24)%	0.02%	0.12%	0.17%	0.02%
Allowance for loan losses as a % of period end loans	1.19%	0.87%	0.90%	0.93%	0.96%
Allowance for loan losses on originated loans as % of originated total loans (excluding PPP loans) (k)	1.31%	N.A.	N.A.	N.A.	N.A.
General reserve as a % of originated total loans less impaired commercial loans	1.19%	0.87%	0.91%	0.93%	0.96%
General reserves as a % of originated total loans less impaired commercial loans (excluding PPP loans) (k)	1.24%	N.A.	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$117,368	$90,080	$67,954	$72,056	$87,822
Accruing troubled debt restructurings	20,788	21,215	15,173	20,111	18,175
Loans past due 90 days or more	1,458	2,658	2,243	1,792	2,086
Total nonperforming loans	$139,614	$113,953	$85,370	$93,959	$108,083
Other real estate owned - Park National Bank	837	3,100	2,788	6,524	6,025
Other real estate owned - SEPH	594	929	1,515	7,666	7,901
Other nonperforming assets - Park National Bank	3,164	3,599	3,464	4,849	—
Total nonperforming assets	$144,209	$121,581	$93,137	$112,998	$122,009
Percentage of nonaccrual loans to period end loans	1.64%	1.39%	1.19%	1.34%	1.67%
Percentage of nonperforming loans to period end loans	1.95%	1.75%	1.50%	1.75%	2.05%
Percentage of nonperforming assets to period end loans	2.01%	1.87%	1.64%	2.10%	2.31%
Percentage of nonperforming assets to period end total assets	1.55%	1.42%	1.19%	1.50%	1.63%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2020	2019	2018	2017	2016

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$90,080	$67,954	$72,056	$87,822	$95,887
New nonaccrual loans	103,386	81,009	76,611	58,753	74,786
Resolved nonaccrual loans	76,098	58,883	80,713	74,519	82,851
Nonaccrual loans, end of period	$117,368	$90,080	$67,954	$72,056	$87,822

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$109,062	$78,178	$59,381	$66,585	$95,358
Prior charge-offs	655	719	11,246	10,040	24,943
Remaining principal balance	108,407	77,459	48,135	56,545	70,415
Specific reserves	5,434	5,230	2,273	684	548
Book value, after specific reserves	$102,973	$72,229	$45,862	$55,861	$69,867

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net interest income	$86,321	$83,840	$77,009	$327,630	$297,737
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	919	1,071	1,947	4,669	5,786
less interest income on former Vision Bank relationships	102	8	249	453	256
Net interest income - adjusted	$85,300	$82,761	$74,813	$322,508	$291,695

(Recovery of) provision for loan losses	$(19,159)	$13,836	$(213)	$12,054	$6,171
less recoveries on former Vision Bank relationships	(20,496)	(37)	(2,302)	(21,982)	(3,042)
(Recovery of) provision for loan losses - adjusted	$1,337	$13,873	$2,089	$34,036	$9,213

Other income	$35,656	$36,558	$24,224	$125,664	$97,193
less other service income related to former Vision Bank relationships	503	35	—	590	52
less net gain (loss) on sale of former Vision Bank OREO properties	—	371	28	1,208	(111)
less rebranding initiative related expenses	(298)	—	—	(572)	—
less net (loss) gain on the sale of debt securities in the ordinary course of business	—	(27)	—	3,286	(421)
Other income - adjusted	$35,451	$36,179	$24,196	$121,152	$97,673

Other expense	$85,661	$69,859	$71,231	$286,595	$263,988
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	9	163	1,885	629	8,877
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	525	525	623	2,263	2,355
less FDIC assessment credit	—	—	(1,136)	—	(2,193)
less direct expenses related to collection of payments on former Vision Bank loan relationships	4,051	232	622	4,283	622
less FHLB prepayment penalty	8,736	—	492	10,529	612
less rebranding initiative related expenses (including trade name intangible expense)	229	429	2,134	1,040	2,476
less Foundation contribution	3,000	—	1,500	3,000	1,500
less severance and restructuring charges	4,039	67	22	4,443	107
less COVID-19 related expenses (j)	738	744	—	3,622	—
Other expense - adjusted	$64,334	$67,699	$65,089	$256,786	$249,632

Tax effect of adjustments to net income identified above (i)	$(83)	$140	$339	$(379)	$1,208

Net income - reported	$45,200	$30,846	$23,936	$127,923	$102,700
Net income - adjusted	$44,888	$31,371	$25,213	$126,495	$107,244
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Diluted EPS	$2.75	$1.88	$1.45	$7.80	$6.29
Diluted EPS, adjusted (h)	$2.73	$1.91	$1.53	$7.71	$6.57

Annualized return on average assets (a)(b)	1.93%	1.28%	1.09%	1.38%	1.21%
Annualized return on average assets, adjusted (a)(b)(h)	1.92%	1.31%	1.15%	1.37%	1.27%

Annualized return on average tangible assets (a)(b)(e)	1.97%	1.31%	1.12%	1.41%	1.23%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.95%	1.33%	1.17%	1.39%	1.29%

Annualized return on average shareholders' equity (a)(b)	17.37%	12.03%	9.83%	12.68%	11.14%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	17.25%	12.23%	10.35%	12.54%	11.63%

Annualized return on average tangible equity (a)(b)(c)	20.76%	14.43%	11.97%	15.25%	13.44%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	20.61%	14.67%	12.61%	15.08%	14.04%

Efficiency ratio (g)	69.82%	57.69%	69.86%	62.83%	66.35%
Efficiency ratio, adjusted (g)(h)	52.97%	56.58%	65.26%	57.51%	63.63%

Annualized net interest margin (g)	4.07%	3.85%	3.90%	3.93%	3.89%
Annualized net interest margin, adjusted (g)(h)	4.02%	3.80%	3.79%	3.86%	3.81%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2020, September 30, 2020, and December 31, 2019 and for the twelve months ended December 31, 2020 and December 31, 2019, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
AVERAGE SHAREHOLDERS' EQUITY	$1,035,493	$1,020,239	$966,548	$1,009,102	$922,174
Less: Average goodwill and other intangible assets	169,199	169,726	173,065	170,031	158,194
AVERAGE TANGIBLE EQUITY	$866,294	$850,513	$793,483	$839,071	$763,980

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2020	September 30, 2020	December 31, 2019
TOTAL SHAREHOLDERS' EQUITY	$1,040,256	$1,016,996	$969,014
Less: Goodwill and other intangible assets	168,855	169,380	171,118
TANGIBLE EQUITY	$871,401	$847,616	$797,896

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
AVERAGE ASSETS	$9,316,499	$9,557,682	$8,688,697	$9,241,633	$8,474,029
Less: Average goodwill and other intangible assets	169,199	169,726	173,065	170,031	158,194
AVERAGE TANGIBLE ASSETS	$9,147,300	$9,387,956	$8,515,632	$9,071,602	$8,315,835

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2020	September 30, 2020	December 31, 2019
TOTAL ASSETS	$9,279,021	$9,240,006	$8,558,377
Less: Goodwill and other intangible assets	168,855	169,380	171,118
TANGIBLE ASSETS	$9,110,166	$9,070,626	$8,387,259

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Interest income	$91,800	$89,566	$91,829	$357,720	$360,500
Fully taxable equivalent adjustment	712	706	726	2,866	2,956
Fully taxable equivalent interest income	$92,512	$90,272	$92,555	$360,586	$363,456
Interest expense	5,479	5,726	14,820	30,090	62,763
Fully taxable equivalent net interest income	$87,033	$84,546	$77,735	$330,496	$300,693

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, (recovery of) provision for loan losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $337.1 million and $542.8 million of PPP loans at December 31, 2020 and September 30, 2020, respectively.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com